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As filed with the Securities and Exchange Commission on June 16, 2011.

Registration No. 333-173786

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 2
To
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	5945 (Primary Standard Industrial Classification Code Number)	75-1943604 (I.R.S. Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
Telephone: (972) 409-1300
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

See Table of Additional Registrant Guarantors Continued on the Next Page

Charles M. Sonsteby
Chief Administrative Officer and Chief Financial Officer
8000 Bent Branch Drive
Irving, Texas 75063
Telephone: (972) 409-1300
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

with a copy to:

Michael J. Veitenheimer Senior Vice President, Secretary and General Counsel 8000 Bent Branch Drive Irving, Texas 75063 Telephone: (972) 409-1300	David A. Fine, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Telephone: (617) 951-7000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State of Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Aaron Brothers, Inc.	Delaware	13-3498646
Artistree, Inc.	Delaware	83-0466644
Michaels Finance Company, Inc.	Delaware	20-0313952
Michaels of Canada, ULC	Nova Scotia	13529-9063
Michaels Stores Card Services, LLC	Virginia	72-1524325
Michaels Stores Procurement Company, Inc.	Delaware	20-0313890

        The address, including zip code, and telephone number, including area code, of each Additional Registrant Guarantor's principal executive offices is: c/o Michaels Stores, Inc., 8000 Bent Branch Drive, Irving, Texas 75063.

        The name, address, including zip code and telephone number, including area code, of agent for service for each of the Additional Registrant Guarantors is:

Charles M. Sonsteby
Chief Administrative Officer and Chief Financial Officer
8000 Bent Branch Drive
Irving, Texas 75063
Telephone: (972) 409-1300

with a copy to:

Michael J. Veitenheimer Senior Vice President, Secretary and General Counsel 8000 Bent Branch Drive Irving, Texas 75063 Telephone: (972) 409-1300	David A. Fine, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Telephone: (617) 951-7000

 EXPLANATORY NOTE

        This Amendment No. 2 to Michaels Stores, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173786) originally filed with the Securities and Exchange Commission on April 28, 2011, as amended by Amendment No. 1, filed June 7, 2011, is being filed for the sole purpose of amending the exhibit index to include Exhibit 5.3 filed herewith.

Item 21.    Exhibits and Financial Statement Schedules

3.1.1	Amended and Restated Certificate of Incorporation of Michaels Stores, Inc. (previously filed as Exhibit 3.1 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).
Certificate of Incorporation or the corresponding organizational instrument, with any amendments thereto, of the following additional registrants:
3.1.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.1.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.3	Artistree, Inc. (previously filed as Exhibit 3.1.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.1.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.5	Michaels of Canada, ULC (previously filed as Exhibit 3.1.5 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.1.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.1.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.1	Amended and Restated Bylaws of Michaels Stores, Inc. (previously filed as Exhibit 3.2 to Form 8-K filed by Company on November 6, 2006, SEC File No. 001-09338).
By-laws or the corresponding operating agreement, with any amendments thereto, of the following additional registrants:
3.2.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.2.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.3	Artistree, Inc. (previously filed as Exhibit 3.2.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.2.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.5	Michaels of Canada, ULC (previously filed through inclusion in Exhibit 3.1.5 to Form S-4 filed by the Company on July 10, 2007, SEC File No. 333-144435).
3.2.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.2.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.2.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
4.1	Senior Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.1 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.2	Supplemental Indenture, dated as of October 20, 2010, by and among Michaels Stores, Inc. and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.1 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).
4.3	Indenture, dated as of October 21, 2010, by and among Michaels Stores, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.2 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).

4.4	Senior Subordinated Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.5	Subordinated Discount Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.3 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.6	Form of 7 3/4% Senior Notes due 2018 (contained in Exhibit 4.2)
4.7	Registration Rights Agreement, dated as of October 21, 2010, by and among Michaels Stores, Inc., the guarantors named therein and the Initial Purchasers named therein (previously filed as Exhibit 4.3 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).
5.1	Opinion of Ropes & Gray LLP*
5.2	Opinion of Troutman Sanders LLP*
5.3	Opinion of McInnes Cooper
10.1	Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).
10.2	Form of Stock Option Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.2 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).
10.3	Amended form of Stock Option Agreement under Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on September 4, 2009, SEC File No. 001-09338).
10.4	Form of Restricted Stock Award Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.3 to Form 10-Q filed by the Company on June 6, 2008, SEC File No. 001-09338).
10.5	Form of Fiscal Year 2011 Bonus Plan for Executive Officers (previously filed as Exhibit 10.5 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).
10.6	Employment Agreement, dated March 6, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.7	Amendment to Employment Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.8	Letter Agreement, dated September 15, 2010, between Michaels Stores, Inc. and Charles M. Sonsteby (previously filed as Exhibit 99.2 to Form 8-K filed by Company on September 17, 2010, SEC File No. 001-09338).
10.9	Letter Agreement, dated February 5, 2010, between Michaels Stores, Inc. and Paula A. Puleo (previously filed as Exhibit 10.9 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).
10.10	Letter Agreement, dated May 26, 2010, between Michaels Stores, Inc. and John Wyatt (previously filed as Exhibit 10.10 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).
10.11	Restricted Stock Award Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.12	Stock Option Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.4 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).

10.13	Stockholders Agreement, dated as of October 31, 2006, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.14	Amended and Restated Stockholders Agreement, dated as of February 16, 2007, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 10.23 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).
10.15	Management Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Bain Capital Partners, LLC and Blackstone Management Partners V LLC (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.16	Management Agreement, dated as of October 31, 2006, between Michaels Stores, Inc. and Highfields Capital Management LP (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.17	Michaels Stores, Inc. Amended Officer Severance Pay Plan (previously filed as Exhibit 10.17 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
10.18	Form of Director Indemnification Agreement between Michaels Stores, Inc. and certain directors thereof (previously filed as Exhibit 10.36 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).
10.19	Form of Officer Indemnification Agreement between Michaels Stores, Inc. and certain officers thereof (previously filed as Exhibit 10.37 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).
10.20	Amended and Restated Credit Agreement, dated as of February 18, 2010, among Michaels Stores, Inc., as lead borrower, the borrowers named therein, the facility guarantors named therein, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto (collectively, the "Lenders"), Wells Fargo Retail Finance, LLC, as syndication agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Credit Suisse, as co-documentation agents, General Electric Capital Corporation, UBS Securities LLC and RBS Business Capital, as senior managing agents, Banc of America Securities LLC, Wells Fargo Retail Finance, LLC and Deutsche Bank Securities Inc., as joint lead arrangers, and Banc of America Securities LLC, Wells Fargo Retail Finance, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Credit Suisse, as joint book runners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on February 19, 2010, SEC File No. 001-09338).
10.21	Exhibits and Schedules to Amended and Restated Credit Agreement, dated as of February 18, 2010, among Michaels Stores, Inc., as lead borrower, the borrowers named therein, the facility guarantors named therein, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto (collectively, the "Lenders"), Wells Fargo Retail Finance, LLC, as syndication agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Credit Suisse, as co-documentation agents, General Electric Capital Corporation, UBS Securities LLC and RBS Business Capital, as senior managing agents, Banc of America Securities LLC, Wells Fargo Retail Finance, LLC and Deutsche Bank Securities Inc., as joint lead arrangers, and Banc of America Securities LLC, Wells Fargo Retail Finance, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Credit Suisse, as joint book runners (previously filed as Exhibit 10.2 to Form 8-K filed by Company on May 28, 2010, SEC File No. 001-09338).
10.22	Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.5 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

10.23	First Amendment to Credit Agreement, dated as of January 19, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on January 25, 2007, SEC File No. 001-09338).
10.24	Second Amendment to Credit Agreement, dated as of May 10, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on May 11, 2007, SEC File No. 001-09338).
10.25	Third Amendment to Credit Agreement, dated as of August 20, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on September 4, 2009, SEC File No. 001-09338).
10.26	Fourth Amendment to Credit Agreement, dated as of November 5, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on November 5, 2009 SEC File No. 001-09338).
10.27	Master Services Agreement, dated as of January 16, 2009, by and between Michaels Stores, Inc. and Tata America International Corporation (previously filed as Exhibit 10.29 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
10.28	Michaels Stores, Inc. Employees 401(k) Plan, effective March 1, 2009 (previously filed as Exhibit 10.30 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
12	Statement of Computation of Ratio of Earnings to Fixed Charges*
21	Subsidiaries of Michaels Stores, Inc. (previously filed as Exhibit 21 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
23.1	Consent of Ernst & Young LLP*
23.2	Consent of Ropes & Gray LLP (included in the opinion filed as Exhibit 5.1)
23.3	Consent of Troutman Sanders LLP (included in the opinion filed as Exhibit 5.2)
23.4	Consent of McInnes Cooper (included in the opinion filed as Exhibit 5.3)
24	Powers of Attorney (included in the signature pages of the initial filing of this Registration Statement)*
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York with respect to the Indenture governing the 7 3/4% Senior Notes due 2018.*
99.1	Form of Letter of Transmittal*
99.2	Form of Notice of Guaranteed Delivery*

*
Previously filed.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

MICHAELS STORES, INC.
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

* John B. Menzer	Chief Executive Officer (Principal Executive Officer)	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Financial Planning & Analysis and Interim Controller (Principal Accounting Officer)	June 16, 2011
Josh Bekenstein	Director
* Todd M. Cook	Director	June 16, 2011
Jill A. Greenthal	Director
* Lewis Klessel	Director	June 16, 2011

Signature	Title	Date

Matthew S. Levin	Director
* Gerry M. Murphy	Director	June 16, 2011
* James A. Quella	Director	June 16, 2011
* Peter F. Wallace	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

AARON BROTHERS, INC.
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby President, Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	President, Chief Administrative Officer & Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President-Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
* John B. Menzer	Director	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Director	June 16, 2011
* Michael J. Veitenheimer	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

ARTISTREE, INC.
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

* Michael B. Cairnes	President (Principal Executive Officer)	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
* John B. Menzer	Director	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Director	June 16, 2011
* Michael J. Veitenheimer	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

MICHAELS FINANCE COMPANY, INC.
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby President, Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	President, Chief Administrative Officer & Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Director	June 16, 2011
* Richard S. Jablonski	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

MICHAELS OF CANADA, ULC
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

* Thomas J. Making	President (Principal Executive Officer)	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
* John B. Menzer	Director	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Director	June 16, 2011
* Michael J. Veitenheimer	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

MICHAELS STORES CARD SERVICES, LLC
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby President, Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	President, Chief Administrative Officer & Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
MICHAELS STORES, INC.
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Sole Managing Member	June 16, 2011
Chief Administrative Officer & Chief Financial Officer
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 16th day of June, 2011.

MICHAELS STORES PROCUREMENT COMPANY, INC.
By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

* John B. Menzer	Chief Executive Officer (Principal Executive Officer)	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)	June 16, 2011
* Richard S. Jablonski	Vice President—Finance and Interim Controller (Principal Accounting Officer)	June 16, 2011
* John B. Menzer	Director	June 16, 2011
/s/ CHARLES M. SONSTEBY Charles M. Sonsteby	Director	June 16, 2011
* Michael J. Veitenheimer	Director	June 16, 2011
*
The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ CHARLES M. SONSTEBY Charles M. Sonsteby Attorney-in-Fact

 Index to Exhibits

Exhibit No.	Description
3.1.1	Amended and Restated Certificate of Incorporation of Michaels Stores, Inc. (previously filed as Exhibit 3.1 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).
Certificate of Incorporation or the corresponding organizational instrument, with any amendments thereto, of the following additional registrants:
3.1.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.1.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.3	Artistree, Inc. (previously filed as Exhibit 3.1.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.1.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.5	Michaels of Canada, ULC (previously filed as Exhibit 3.1.5 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.1.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.1.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.1.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.1	Amended and Restated Bylaws of Michaels Stores, Inc. (previously filed as Exhibit 3.2 to Form 8-K filed by Company on November 6, 2006, SEC File No. 001-09338).
By-laws or the corresponding operating agreement, with any amendments thereto, of the following additional registrants:
3.2.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.2.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.3	Artistree, Inc. (previously filed as Exhibit 3.2.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.2.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.5	Michaels of Canada, ULC (previously filed through inclusion in Exhibit 3.1.5 to Form S-4 filed by the Company on July 10, 2007, SEC File No. 333-144435).
3.2.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.2.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
3.2.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.2.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
4.1
Senior Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.1 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.2
Supplemental Indenture, dated as of October 20, 2010, by and among Michaels Stores, Inc. and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.1 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).
4.3
Indenture, dated as of October 21, 2010, by and among Michaels Stores, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.2 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).

Exhibit No.	Description
4.4	Senior Subordinated Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.5
Subordinated Discount Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.3 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
4.6	Form of 7 3/4% Senior Notes due 2018 (contained in Exhibit 4.2)
4.7
Registration Rights Agreement, dated as of October 21, 2010, by and among Michaels Stores, Inc., the guarantors named therein and the Initial Purchasers named therein (previously filed as Exhibit 4.3 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).
5.1	Opinion of Ropes & Gray LLP*
5.2	Opinion of Troutman Sanders LLP*
5.3	Opinion of McInnes Cooper
10.1	Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).
10.2	Form of Stock Option Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.2 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).
10.3
Amended form of Stock Option Agreement under Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on September 4, 2009, SEC File No. 001-09338).
10.4
Form of Restricted Stock Award Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.3 to Form 10-Q filed by the Company on June 6, 2008, SEC File No. 001-09338).
10.5	Form of Fiscal Year 2011 Bonus Plan for Executive Officers (previously filed as Exhibit 10.5 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).
10.6	Employment Agreement, dated March 6, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.7
Amendment to Employment Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.8
Letter Agreement, dated September 15, 2010, between Michaels Stores, Inc. and Charles M. Sonsteby (previously filed as Exhibit 99.2 to Form 8-K filed by Company on September 17, 2010, SEC File No. 001-09338).
10.9	Letter Agreement, dated February 5, 2010, between Michaels Stores, Inc. and Paula A. Puleo (previously filed as Exhibit 10.9 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).
10.10	Letter Agreement, dated May 26, 2010, between Michaels Stores, Inc. and John Wyatt (previously filed as Exhibit 10.10 to Form 10-K filed by Company on March 24, 2011, SEC File No. 001-09338).

Exhibit No.	Description
10.11	Restricted Stock Award Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.12	Stock Option Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.4 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).
10.13
Stockholders Agreement, dated as of October 31, 2006, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.14
Amended and Restated Stockholders Agreement, dated as of February 16, 2007, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 10.23 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).
10.15
Management Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Bain Capital Partners, LLC and Blackstone Management Partners V LLC (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.16
Management Agreement, dated as of October 31, 2006, between Michaels Stores, Inc. and Highfields Capital Management LP (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.17	Michaels Stores, Inc. Amended Officer Severance Pay Plan (previously filed as Exhibit 10.17 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
10.18
Form of Director Indemnification Agreement between Michaels Stores, Inc. and certain directors thereof (previously filed as Exhibit 10.36 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).
10.19
Form of Officer Indemnification Agreement between Michaels Stores, Inc. and certain officers thereof (previously filed as Exhibit 10.37 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).
10.20
Amended and Restated Credit Agreement, dated as of February 18, 2010, among Michaels Stores, Inc., as lead borrower, the borrowers named therein, the facility guarantors named therein, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto (collectively, the "Lenders"), Wells Fargo Retail Finance, LLC, as syndication agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Credit Suisse, as co-documentation agents, General Electric Capital Corporation, UBS Securities LLC and RBS Business Capital, as senior managing agents, Banc of America Securities LLC, Wells Fargo Retail Finance, LLC and Deutsche Bank Securities Inc., as joint lead arrangers, and Banc of America Securities LLC, Wells Fargo Retail Finance, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Credit Suisse, as joint book runners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on February 19, 2010, SEC File No. 001-09338).

Exhibit No.	Description
10.21	Exhibits and Schedules to Amended and Restated Credit Agreement, dated as of February 18, 2010, among Michaels Stores, Inc., as lead borrower, the borrowers named therein, the facility guarantors named therein, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto (collectively, the "Lenders"), Wells Fargo Retail Finance, LLC, as syndication agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Credit Suisse, as co-documentation agents, General Electric Capital Corporation, UBS Securities LLC and RBS Business Capital, as senior managing agents, Banc of America Securities LLC, Wells Fargo Retail Finance, LLC and Deutsche Bank Securities Inc., as joint lead arrangers, and Banc of America Securities LLC, Wells Fargo Retail Finance, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Credit Suisse, as joint book runners (previously filed as Exhibit 10.2 to Form 8-K filed by Company on May 28, 2010, SEC File No. 001-09338).
10.22
Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.5 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).
10.23
First Amendment to Credit Agreement, dated as of January 19, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on January 25, 2007, SEC File No. 001-09338).
10.24
Second Amendment to Credit Agreement, dated as of May 10, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on May 11, 2007, SEC File No. 001-09338).
10.25
Third Amendment to Credit Agreement, dated as of August 20, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on September 4, 2009, SEC File No. 001-09338).
10.26
Fourth Amendment to Credit Agreement, dated as of November 5, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on November 5, 2009 SEC File No. 001-09338).

Exhibit No.	Description
10.27	Master Services Agreement, dated as of January 16, 2009, by and between Michaels Stores, Inc. and Tata America International Corporation (previously filed as Exhibit 10.29 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
10.28	Michaels Stores, Inc. Employees 401(k) Plan, effective March 1, 2009 (previously filed as Exhibit 10.30 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).
12	Statement of Computation of Ratio of Earnings to Fixed Charges*
21	Subsidiaries of Michaels Stores, Inc. (previously filed as Exhibit 21 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).
23.1	Consent of Ernst & Young LLP*
23.2	Consent of Ropes & Gray LLP (included in the opinion filed as Exhibit 5.1)
23.3	Consent of Troutman Sanders LLP (included in the opinion filed as Exhibit 5.2)
23.4	Consent of McInnes Cooper (included in the opinion filed as Exhibit 5.3)
24	Powers of Attorney (included in the signature pages of the initial filing of this Registration Statement)*
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York with respect to the Indenture governing the 7 3/4% Senior Notes due 2018.*
99.1	Form of Letter of Transmittal*
99.2	Form of Notice of Guaranteed Delivery*

*
Previously filed.

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
EXPLANATORY NOTE
  Item 21. Exhibits and Financial Statement Schedules
SIGNATURES
Index to Exhibits